Exhibit 99.1

Investor Presentation NASDAQ: PRTS November 2015

Safe Harbor 2 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in the this presentation, where applicable. Copyright @ 2015 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is the largest pure-play internet retailer of aftermarket auto parts We operate online sites, marketplaces and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded aftermarket products Reach ~10 million online customers per month through our well-established network of websites 3 A Value Leader in Aftermarket Auto Parts

Price & Product Availability: The Two Most Important Factors for DIY Customers Our Value Proposition Low Cost Products: Our advanced supply chain & logistics network sources products from Asia, providing a broad selection and significant cost savings for the consumer Quality of Products: We stand by our products and offer warranties for many SKUs User-Friendly Websites: Our sites have been indexed using our proprietary software (Smart Fit) which makes it easier for consumers to find the right part for the right year, make and model Ongoing Focus on Targeted Assortment of Branded and Private Label Products: Further targets cost-conscious consumer with a broad selection of over 1M SKUs 4 Source: Aftermarket Business World, Feb 2014

Online DIY Sales’ 11% Market Share Represents a Strong Growth Opportunity Auto Parts Do-it-Yourself (DIY) Market Size 5 Digital Auto Care fact book estimates from 2014. Estimates by US Auto Parts where amounts are not publicly reported. Only includes estimated mail delivered business – does not include store pick ups. Excludes AutoAnything, which is wholly owned by AutoZone. 2014 Est. Rev2 % of Total Online Marketplaces (in millions) eBay Motors $2,560 46.1% Amazon $720 13.0% Sub Total $3,280 59.1% Wholesale Online Tire Rack (online) $530 9.6% Other Tire Companies $230 4.1% Sub Total $760 13.7% Pure Play Online US Auto Parts $280 5.0% Rock Auto $260 4.7% Summit $200 3.6% Auto Anything (AutoZone) $140 2.5% JEGS $80 1.4% CarID $70 1.3% All Other Pure Play $180 3.2% Sub Total $1,210 21.8% Brick & Mortar Retailers (online portion)3 AutoZone (w/o AA)4 $140 2.5% Advance $90 1.6% Pep $40 0.7% O'Reilly $20 0.4% NAPA $10 0.2% Sub Total $300 5.4% Total $5,550 100.0% $49B Auto Parts DIY Market1 Online DIY Players 89% Offline DIY $43.5B 11% Online DIY $5.5B

Market Transformation Underway 6 Dollars Spent at Brick-and-Mortar Transitioning to Online Internet Retailers Accomodates variety of makes & models Competitive prices with limited overhead Broad market reach across the globe Online Sales of Auto Parts and Accessories Expected to Increase from $5.1 Billion in 2013 to $16.6 Billion in 2020 – 18% CAGR¹ Traditional Brick and Mortar Retail Stores Only stocks auto parts for high volume models Higher prices due to overhead Regional consumer reach Frost & Sullivan forecast.

DIY Market Revenue (in Billions) Offline $42.6 $43.5 $44.2 $44.8 $45.3 $45.5 Online¹ 4.6 5.5 6.6 8.0 9.5 11.5 Total² $47.2 $49.0 $50.8 $52.8 $54.8 $57.0 % Online 9.8% 11.3% 13.0% 15.1% 17.4% 20.1% DIY Online Sales Growth Surpassing Offline DIY Sales 7 Projections for online industry based upon estimates of Company management derived from Booz and Co. data. Projections obtained from 2015 Digital Auto Care fact book. $0.0B $0.5B $1.0B $1.5B $2.0B $2.5B 2013 2014 2015 2016 2017 2018 DIY Market Incremental Revenue & Growth Projections Total Offline Online

Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments. How We Go To Market: Channels & Percent of Revenue 8 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. 68% Offline/Wholesale: Products distributed directly to commercial customers, mostly collision repair shops. Also our Kool-Vue™ branded products sold to wholesale distributors. 23% 9%

Competitive Landscape Online Traffic Volume Comparison 9 Monthly Visitors¹ Competitor sites’ traffic based on Compete September 2015 reports. Our long domain history and quality content drives 2x as many monthly visitors as the next competitor Also reflects our ability to attract customers through paid search advertising (SEM), SEO, affiliate programs and e-mail campaigns Auto Anything

We Address the Market with an Expansive Product Offering

US AUTOPARTS
NASDAQ:PRTS

Revenue Mix



49%

Collision Parts



28%

Engine Parts



23%

Performance & Accessories

Collision Parts		
Lamps	Mirrors	Bumpers
Hoods	Tailgates	Doors
Grills	Wheels	Window Regulators

Engine Parts		
Brake Discs	Catalytic Converters	Radiators
Headers	Oxygen Sensors	Alternators
Exhaust	Driveshaft	Fuel Injection / Delivery

Performance & Accessories		
Seat Covers	Car Covers	Floor Mats / Carpeting
Cold Air Intakes	Vent Visors	Tonneau Covers
Nerf Bars	Bug Shields	Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Private Label	96%	48%	3%
Branded	4%	52%	97%

Over 1 Million SKUs Across Several Categories

10

Our Private Label Products Provides Competitive Pricing Advantage Competitive Advantage Supply Chain Creates Pricing Benefits 11 Our ability to competitively price products while maintaining healthy margins reflects our robust private-label supply chain: Over 45,000 private label products Planning to add 6,000 – 7,000 private label SKUs by end of 2015 Source product from 350+ factories across Asia Approximate Margin % In-Stock Private Label (Asia Sourced) Branded (U.S. Sourced) 34% 22% 18% Drop Shipped TTM @ Q3-15 61% 39% TTM Mix @ Q3-15 69% 31% 2016 Expected 65% 35%

12 Financial Highlights

Revenues Key Stats: PRTS (NASDAQ) 13 Data sources: Yahoo! Finance, S&P Capital IQ, company filings. As of October 3, 2015. See slide 15 for a reconciliation of this non-GAAP measure. TTM is trailing 12 months. MRW is most recent quart All information above is as of 10/29/15 unless otherwise noted Trading Data (@ October 29, 2015) Stock Price $2.04 52 Wk. High/Low $3.34/1.50 Avg. Daily Vol. (3 mo) 27,354 Shares Outstanding 34.0M Institutional Holdings 57.2% Insider Holdings 23.3% Valuation Measures Market Cap $69.4M Enterprise Value $81.1M EV/Revenue 0.3X P/Tangible BV 3.5X Employees¹ 1,049 Financial Highlights (Q3 TTM) Revenues (TTM) $294.0M Gross Margin (TTM) 28.0% Adjusted EBITDA (TTM)2 $7.9M Cash & Equiv. (mrq) $5.7M Total Assets (mrq) $80.3M Total Debt (mrq) $8.3M Total Liabilities (mrq) $58.2M Total Equity (mrq) $22.1M $255M $284M $ 294M FY13 FY14 TTM Q3 2015

Positive Quarterly Comp Sales Trend 14 7 consecutive quarters with double digit Private Label growth PL CAGR 16.5% Branded CAGR (9.3%) Total CAGR 4.4% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Private Label Branded Total

Financial Performance (excluding AutoMD beginning in Q4-14) 15 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $1.3M, $2.4M and $2.3M for FY-13, FY-14 and Q3-15 TTM, respectively and restructuring costs and other one time charges of $6.8M, $2.0M and $0.5M for FY-13, FY-14 and Q3-15TTM respectively. Excludes one time write downs of $6.1 and $0.9M for FY-13 and FY-14, respectively 21.1% CAGR 68.4% CAGR 7.4% CAGR

Private Label Branded Total Q3 TTM Growth Rate1 19% (4%) 9% Revenue Mix 60% 40% 100% Gross Margins 34% - 36% 19% - 21% 28% - 30% Variable OPEX Costs 16% 11% 15% Incremental Fixed Cost 0% 0% 0% Incremental Flow Thru 18% - 20% 8% - 10% 13% - 15% Current Margin Profile Incremental flow through from private label business is driving higher margins Minimal fixed costs creates significant leverage in our business model We believe revenue mix will continue to shift to private label 2016 projected split: 65%/35% 16 Excludes non-operating channel segments Based on management assumptions as of October 3,2015.

Strong EBITDA¹ Growth Trends for U.S. Auto Parts (Excluding AutoMD beginning in Q4-14) 17 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation, restructuring costs and other one-time charges Represents guidance for flat year-over-year EBITDA growth (excluding AutoMD), issued and only effective Nov. 2, 2015 $6.0M $8.1M $9.0 - $10.0M $11.5 - $14.0M 2013 2014 2015E² 2016E²

AutoMD Site AutoMD is an online auto repair source for the do-it-for-me (DIFM) market Serves as repair lead generation site for repair shops, while educating consumers on maint./service of their vehicles Raised $7.0M in capital in 2014 Fed Mogul: $3.0M Cox Automotive: $2.0M Insiders: $2.0M Post-funding valuation of $19.5M with 64% controlled by U.S. Auto Parts ~2,900 shops in the program Year-end 2015 Goal: 3,000 – 3,500 total shops 18

Revenues Key Takeaways Largest pure-play internet retailer of aftermarket auto parts $5 billion industry anticipated to double next 5-7 years ~10 million monthly website visitors – more than double next competitor Transitioning to a higher mix of private label products – to drive increased conversion rates, margins and revenues Several avenues for growth – increasing customer LTV, expanding product offerings, and majority ownership interest AutoMD 19 $255M $284M $294M FY13 FY14 TTM Q3 2015

20 APPENDIX

Company History

US AUTOPARTS
NASDAQ:PRTS



1995
2000
2005
2006
2007
2008
2010
2011
2013
2014
2015
USAP founded to serve local collision shops in Los Angeles
Launched first internet site selling automotive **Collision Line**
PARTS TRAIN
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
Launches a network of sites catered to various consumer segments
Company begins significantly expanding its private label engine line
IPO (NASDAQ: PRTS)
Launches AutoMD / Acquires JC Whitney
Adds Accessories Line
AutoMD
Shifting the Power to You
JCWhitney
JC Whitney completely integrated
Launched AutoMD IQ / Consolidated websites to focus on Flagship sites
Spun off 36% of AutoMD / Achieved double digit sales growth & positive FCF
Investing in LTV and GMROI / JC Whitney turns 100 years old

21

Experienced Leadership Team 22 Shane Evangelist - Chief Executive Officer since October 2007 Over 10 years experience leading internet businesses Senior Vice President and General Manager of Blockbuster Online Vice President of Strategic Planning for Blockbuster Inc. B.A. degree in Business Administration from the University of New Mexico and a M.B.A. from Southern Methodist University Neil Watanabe - Chief Financial Officer since March 2015 Over 30 years of finance, accounting & retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Anna Linens EVP & Chief Financial Officer – Pet Smart EVP & Chief Financial Officer – Elizabeth Arden Red Door Spas B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Aaron E. Coleman - Chief Operating Officer since September 2010 Former Executive Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. Multiple positions with internet and technology companies including American Airlines, Travelweb (Priceline), Baan B.A. degree in Business Administration from Gonzaga University Charles Fischer - Senior Vice President of Global Procurement since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry

Financial Highlights – Q3-15 YTD Total revenue $223.5M Q3-15 YTD Comp sales up 6.9% for Q3-15 YTD Sales up 5.0% for Q3-15 YTD Adjusted EBITDA excluding AutoMD was $7.4M Q3-15 YTD Inventory at $46.2M as of Q3-15 vs. $44.8M the prior year Debt declining year over year by $2.6M 23 Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation $1.6M for Q3-15 YTD.

Our Business Model Projects Significant Cost Leverage as Revenues Grow Financial Sensitivity 24 For every incremental year required to achieve growth levels, fixed expenses projected to increase $1.0M or 3%. Excludes stock based compensation, depreciation and amortization. 1 FY-14 5% 10% 15% 20% 41% Revenue $284 $298 $312 $327 $341 $400 Gross Margin % 27.7% 28.0% – 30.0% 28.0% – 30.0% 28.0% – 30.0% 28.0% – 30.0% 28.0% – 30.0% Variable: Fulfillment 3.5% 3.5% 3.5% 3.5% 3.5% 3.5% Marketing 9.1% 9.3% 9.3% 9.3% 9.3% 9.3% Technology 0.6% 0.6% 0.6% 0.6% 0.6% 0.6% G&A 1.7% 1.7% 1.7% 1.7% 1.7% 1.7% Total Variable 14.9% 15.1% 15.1% 15.1% 15.1% 15.1% Fixed: Fulfillment 2.5% 2.0% 1.9% 1.9% 1.8% 1.5% Marketing 3.8% 3.8% 3.6% 3.5% 3.3% 2.8% Technology 1.1% 1.1% 1.0% 1.0% 0.9% 0.8% G&A 3.2% 3.3% 3.1% 3.0% 2.9% 2.4% Total Fixed 1 10.6% 10.2% 9.7% 9.3% 8.9% 7.6% Add backs 0.7% 0.0% 0.0% 0.0% 0.0% 0.0% Adjusted EBITDA % 2.8% 2.8% – 4.8% 3.2% – 5.2% 3.7% – 5.7% 4.0% – 6.0% 5.4% – 7.4% Adjusted EBITDA $ 2 $8 $8 – $14 $10 – $16 $12 – $18 $14 – $21 $21 – $29

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value 25 Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Increased Traffic Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Sell the job Cross-sell Warranty options Easy to do business Improved service levels Reduced returns Reduced no-fills Easy to find Product Speed of website In-stock rate Quality of data Relevant SKUs We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing. = Strategy to Increase Customer Lifetime Value (LTV)